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                                                                       EXHIBIT 2

CUSIP No. 4432P 10 1


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13G



                  The undersigned agree as follows:

                  (i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

                  (ii) each of them is responsible for the timely filing of such
Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                  Dated February 7, 2006

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                                        v. PREM WATSA




                                        /s/ V. Prem Watsa
                                        ----------------------------------------


                                        1109519 ONTARIO LIMITED




                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name:  V. Prem Watsa
                                            Title: President


                                        THE SIXTY TWO INVESTMENT COMPANY LIMITED




                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name:  V. Prem Watsa
                                            Title: President


                                        810679 ONTARIO LIMITED




                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name:  V. Prem Watsa
                                            Title: President


                                        FAIRFAX FINANCIAL HOLDINGS LIMITED




                                        By: /s/ Paul Rivett
                                            ------------------------------------
                                            Name:  Paul Rivett
                                            Title: Vice President


                                        CLEARWATER INSURANCE COMPANY




                                        By: /s/ Donald L. Smith
                                            ------------------------------------
                                            Name:  Donald L. Smith
                                            Title: Senior Vice President

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                                        MARKEL INSURANCE COMPANY OF CANADA




                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name:  V. Prem Watsa
                                            Title: Director


                                        COMMONWEALTH INSURANCE COMPANY




                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name:  V. Prem Watsa
                                            Title: Director


                                        LOMBARD GENERAL INSURANCE COMPANY
                                        OF CANADA




                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name:  V. Prem Watsa
                                            Title: Director